UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): September 16, 2005

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. Regulation FD Disclosure

ITEM 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Press Release

Item 7.01. Regulation FD Disclosure

On September 16, 2005 Gulfport Energy Corporation issued a press release announcing the expansion of its drilling program and offering financial guidance for its 2005 and 2006 fiscal years. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information disclosed under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 16, 2005 announcing the expansion of the drilling program and offering financial guidance for the 2005 and 2006 fiscal years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

By:	/s/ Michael Moore
Michael Moore
Vice President and Chief Financial Officer

Date: September 21, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 16, 2005 announcing the expansion of the drilling program and offering financial guidance for the 2005 and 2006 fiscal years.